AMENDMENT NO. 14 TO THE
                          ARIZONA NUCLEAR POWER PROJECT
                             PARTICIPATION AGREEMENT


1.       PARTIES:

         The Parties to this Amendment No. 14 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 14," are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "LADWP," hereinafter individually referred to as "Party" and collectively as "Parties."

2.       RECITALS:

         2.1 Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, Amendment No. 6, effective as of October 16, 1981, Amendment No. 7, effective as of April 1, 1982, Amendment No. 8, executed as of September 12, 1983, Amendment No. 9, executed as of June 12, 1984, Amendment No. 10, executed as of November 21, 1985, Amendment No. 11, effective January 10, 1987, Amendment No. 12, effective August 5, 1988, and Amendment No. 13, effective June 15, 1991, hereinafter, as so amended, referred to as the "Participation Agreement."

         2.2 The Parties wish to establish procedures through this Amendment No. 14 for allocating the costs associated with Postretirement Benefits other than Pensions in accordance with the Statement of Financial Accounting Standards (SFAS) 106 adopted by the Financial Accounting Standards Board.


Revised:  02/16/01

3.       AGREEMENT:

         For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment No. 14 to the Participation Agreement, the Parties agree as follows:

4.       EFFECTIVE DATE:

         This Amendment No. 14 shall become effective after it has been executed by all Parties. The procedures for allocating costs that are associated with this Amendment shall be applied retroactively to January 1, 1993.

5.       DEFINED TERMS:

         5.1 The italicized words and phrases used in this Amendment No. 14 shall have meanings ascribed to them in Section 3 of the Participation Agreement as amended by this Amendment No. 14.

         5.2 All references to a "Section" or "Sections" in this Amendment No. 14 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6.       AMENDMENTS TO THE PARTICIPATION AGREEMENT MADE BY THIS AMENDMENT NO.14:

         6.1      Section 3 - DEFINITIONS is amended by:

                  6.1.1 The addition of new Section 3.44A, which reads in its entirety as follows:

                           3.44A Postretirement Benefits: As defined in SFAS 106, all forms of benefits, other than retirement income, provided by the Operating Agent to its retirees.

                  6.1.2 The addition of a new Section 3.51B, which reads in its entirety as follows:

                           3.51B Return on Assets: The earnings on the investments of the plan assets intended for the post retirement health and welfare benefits trusts.

                  6.1.3 The renumbering of Section 3.52A to 3.52B and the addition of a new Section 3.52A which reads in its entirety as follows:

                           3.52A    SFAS:   Statement  of  Financial  Accounting
                                    Standards   of  the   Financial   Accounting
                                    Standards Board.

                  6.1.4 The renumbering of Sections 3.54K and L to 3.54L and 3.54M, respectively, and the addition of a new
                           Section  3.54K,   which  reads  in  its  entirety  as
                           follows:


Revised:  02/16/01

                           3.54K Transition Obligation: The unrecognized amount of the (i) accumulated Postretirement Benefits obligation in excess of (ii) the fair value of plan assets plus any recognized accrued post-retirement benefit cost or less any recognized prepaid post-retirement benefit cost as of the date of adoption of SFAS 106.

         6.2 Appendix E - Cost of Operating Work and Capital Improvements, is amended by the deletion of Sections E.1.6, E.5.1 and E.5.2 and the substitution in lieu thereof of new Sections E.1.6, E.5.1, and E.5.2, which reads in their entirety as follows:

                  E.1.6 The portion of the Operating Agent's employee pensions and benefits expenses as defined under FPC Account 926 (including the Transition Obligation and related interest and the Return on Assets), which is the sum of the amounts determined by (1) applying the Benefits Ratio computed in accordance with Sections
                           E.5.1 and E.5.2 hereof to the total labor charges of ANPP operating and maintenance expenses, including without limitation the labor portion of expenses chargeable to ANPP pursuant to Sections E.1.1, E.1.2,
                           E.1.3 and E.1.4 hereof, (2) the Transition Obligation and related interest pursuant to Sections E.7A.1, E.7A.2 and E.7A.3 and (3) the Return on Assets pursuant to Sections E.7B.1 and E.7B.2.

                  E.5.1 The Benefits Ratio set forth below shall be applied to the labor expense portion of the ANPP operations and maintenance expenses, to the Operating Agent's direct labor charges incurred in effecting Capital Improvements, and to the labor expenses included in the Operating Agent's supervisory and administrative and general expense accounts. Estimated and actual Benefits Ratios shall be determined, adjusted and used in the manner set forth in Section E.10 hereof.

                                        Benefits Ratio =      B
                                                             ---
                                                              L

                  Where:
                           B = The Operating Agent's total system employee pensions and benefits (as defined in FPC Account 926, excluding the Transition Obligation and related interest and the Return on Assets) including Payroll Taxes and worker's compensation expense on labor charged to employee pensions and benefits. The Transition Obligation and related interest will be billed separately and the expected Return on Assets will be credited separately to the Participants.

                           L = The Operating Agent's total labor distributed, including accruals less labor charged to pensions and benefits, less labor charged to injuries and damages.

                  E.5.2 The following example sets forth the method to be employed by the Operating Agent to determine the Benefits Ratio:


Revised:  02/16/01

                               EXAMPLE COMPUTATION
                                OF BENEFITS RATIO

                   (Based on Operating Agent's 1997 Expenses)

 Pensions and Benefits                                  Labor          Total
                                                        -----          -----
 Employee Pensions and Benefits                       $2,542,461   $ 60,804,375

 Payroll Taxes on Labor at                                7.067%        179,676
 Total Labor Rate

 Compensation Insurance at                                0.502%         12,775
 Total Labor Rate

 Less the Transition Obligation related to Postretirement            17,141,515
 Benefits and Interest on the Transition Obligation, billed outside of the Benefits Ratio

 Less expected Return on Assets                                      (8,706,403)
                                                                   ------------

 Total Employee Pensions and Benefits net of the                   $ 52,561,714
                                                                   ============
 Transition Obligation and Related Interest and Expected
 Return on Assets

 Labor Base

 Labor charged to operation and maintenance,                       $323,082,848
 construction and miscellaneous general ledger accounts

 Less total labor charged to Pensions and Benefits                    1,799,288

 Less total labor charged to Injuries and Damages                       399,809
                                                                   ------------
 Total applicable labor                                            $320,883,751
                                                                   ============

 Benefits Ratio:  $52,561,714/$320,883,751                               16.38%



         6.3 Appendix E - Cost of Operating Work and Capital Improvements, is amended by adding the new Sections E.7A, E.7B and E.7C which read in their entirety as follows:

Revised:  02/16/01

         E.7A     Transition Obligation

                  E.7A.1 The Operating Agent's Transition Obligation at January 1, 1993 is $182,918,448, of which $43,000,000 is allocable to Palo Verde. Future changes in corporate-wide benefit plan levels covered under SFAS 106 that may affect the level of the Operating Agent's Transition Obligation, shall be applied to Palo Verde at the rate of 23.508%. Any such changes to the Transition Obligation will be reflected in the year that the actuarial valuation reports such changes.

                  E.7A.2 Interest on the unamortized Transition Obligation balance at January 1 of each year will be calculated using the current year's discount rate per the current year's actuarial valuation. Since the actuarial valuation is usually not available until mid-year, an estimated rate, based on the prior year's actuarial valuation will be used until the current year's actuarial valuation is available. At that time, the interest related to the Transition Obligation will be trued-up to reflect the current year's valuation. In the event of removal of one or more Generating Units from service prior to 2013, an actuarial study will be completed to recalculate the remaining Transition Obligation pertaining to Palo Verde on a stand-alone basis.

                  E.7A.3 The Transition Obligation will be amortized over 20 years on a straight line basis, starting January 1, 1993. The Operating Agent shall bill the Transition Obligation and related interest for the year on a monthly basis as set forth below:

                   TRANSITION OBLIGATION AND RELATED INTEREST
                       BILLED OUTSIDE OF THE BENEFITS LOAD


                                                      TOTAL         BILLED TO
                                                     COMPANY        PALO VERDE
                                                     -------        ----------
          Total Transition Obligation
          Fixed At 1-1-93 To Be
          Amortized Over 20 Years                  $182,918,448     $43,000,000

          One Year's Amortization Of the
          Transition Obligation ("T.O.")              9,145,922       2,150,000

          Interest On The Unamortized
          Balance Of The T.O. At 1-1-93              15,090,772       3,547,500
                                                    -----------      ----------

          Total 1993 Transition Obligation &
          Interest                                   24,236,694       5,697,500
                                                    ===========      ==========

          Interest On The Unamortized
          Balance Of the T.O. At 1-1-93
            Unamortized Balance At 1-1-93           182,918,448      43,000,000
            1993 Discount Rate                            8.25%           8.25%
                                                    -----------      ----------
            Interest On Transition Obligation        15,090,772       3,547,500
                                                    ===========      ==========

Revised:  02/16/01

         E.7B     Return on Assets

                  E.7B.1 The current year expected Return on Assets will be estimated annually by the actuary. Any Return on Assets related to any trusts established for the purpose of obtaining preferential tax treatment (i.e., union versus non-union), shall be allocated by the actuary to Palo Verde based on the ability of Palo Verde to participate in such trust.

                  E.7B.2 As soon as practical after the end of each calendar year, the actual Return on Assets will be determined by the actuary and allocated to Palo Verde. The actuary shall then calculate the allocation of total trust(s) assets at the end of each calendar year to Palo Verde based on current year trust(s) contributions, earnings and distributions. The allocation of trust assets to Palo Verde will be the basis for the allocation of expected Return on Assets annually by the actuary.

         E.7C     Funding of Postretirement Benefit Costs

                  E.7C.1 All Postretirement Benefit costs, other than the expected Return on Assets and the Transition Obligation and related interest, as defined in SFAS 106, are to be billed through the Benefits Ratio.

                  E.7C.2 Postretirement Benefits that have been collected either through the Benefits Load, or as Transition Obligation and related interest, as adjusted for the Return on Assets, shall be funded by the Operating Agent in irrevocable external trusts intended for postretirement health and welfare benefits. Funding will occur within an administratively reasonable time period on approximately a quarterly basis.

7.       EXECUTION BY COUNTERPARTS:

         This Amendment No. 14 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 14 may be detached from any counterpart of this Amendment No. 14 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment No. 14 identical in form hereto but having attached to it one or more signature pages.

Revised:  02/16/01

8.       SIGNATURE CLAUSE:

         The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 14 on behalf of the Party for whom they sign.

                                            ARIZONA PUBLIC SERVICE COMPANY



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------


                                            SALT RIVER PROJECT AGRICULTURAL
                                            IMPROVEMENT AND POWER DISTRICT



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------

ATTEST AND COUNTERSIGN:


By:
   -------------------------------------

Its:
    ------------------------------------

Date:
     -----------------------------------



                                            SOUTHERN CALIFORNIA EDISON COMPANY



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------


Revised:  02/16/01

                                            PUBLIC SERVICE COMPANY OF NEW MEXICO



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------



                                            EL PASO ELECTRIC COMPANY



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------



                                            SOUTHERN CALIFORNIA PUBLIC POWER
                                            AUTHORITY, doing business in the
                                            State of Arizona
                                            as SOUTHERN CALIFORNIA PUBLIC POWER
                                            AUTHORITY ASSOCIATION



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------

ATTEST AND COUNTERSIGN:

By:
   -------------------------------------

Its:
    ------------------------------------

Date:
     -----------------------------------


Revised:  02/16/01

                                            DEPARTMENT OF WATER AND POWER OF
                                            THE CITY OF LOS ANGELES



                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            Date:
                                                 -------------------------------


STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------



Revised:  02/16/01

STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------


STATE OF CALIFORNIA        )
                           ) ss.
County of Los Angeles      )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------


Revised:  02/16/01

STATE OF NEW MEXICO        )
                           ) ss.
County of Bernalillo       )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------

STATE OF TEXAS             )
                           ) ss.
County of El Paso          )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------



Revised:  02/16/01

STATE OF CALIFORNIA        )
                           ) ss.
County of Los Angeles      )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY
ASSOCIATION), a California joint powers agency, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------



STATE OF CALIFORNIA        )
                           ) ss.
County of Los Angeles      )

                  On this _____ day of  _____________________,  1999, before me,
the       undersigned       Notary       Public,       personally       appeared
______________________________    who    acknowledged    himself   to   be   the
_________________________ of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a California municipal corporation, and that he as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
____________________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public

My Commission Expires:

--------------------



Revised:  02/16/01
                                                                              12